UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                       1-6453                     95-2095071
(State of Incorporation)       (Commission                (I.R.S. Employer
                               File Number)               Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents
                                                                         Page

Section 1 - Registrant's Business and Operations

Item 1.01       Entry into a Material Definitive Agreement                3



Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits                         3

Signature                                                                 4

Exhibits:

10.1            Equity Compensation Plan not approved by Stockholders:
                Amendment Eight to the Retirement and Savings Program









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NATIONAL SEMICONDUCTOR CORPORATION

Item 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

               On September 22, 2005, the Administrative Committee of the National Semiconductor Corporation ("National" or the "Company") Retirement and Savings Program ("RASP") formally approved Amendment No. Eight to the Company's RASP. Under SEC rules, the RASP is considered a material agreement of the Company. A copy of Amendment No. 8 is attached hereto as Exhibit 10.1.

Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.    Description of Exhibit

    10.1 Equity Compensation Plan not approved by Stockholders: Amendment Eight to the Retirement and Savings Program





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL SEMICONDCUTOR CORPORATION



Dated: September 22, 2005               /S/ JOHN M. CLARK III
                                        ----------------------------------
                                        John M. Clark III
                                        Senior Vice President
                                        Signing on behalf of the registrant



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                                                                    EXHIBIT 10.1

                                 AMENDMENT EIGHT
                                     TO THE
                       NATIONAL SEMICONDUCTOR CORPORATION
                         RETIREMENT AND SAVINGS PROGRAM

     WHEREAS National Semiconductor Corporation (the "Employer") has adopted the National Semiconductor Corporation Retirement and Savings Program, amended and restated effective June 1, 1997 (the "Plan"); and

     WHEREAS all assets relating to the Comlinear Corporation 401(k) Retirement Savings Plan (the "Comlinear Plan") were distributed from the Plan prior to July 1, 2005, the Employer wishes to amend the Plan to reflect the inapplicability of the spousal consent requirements that previously arose as a result of the transfer of Comlinear Plan assets into this Plan; and

     WHEREAS the Employer wishes to eliminate the lookback rule relating to involuntary cashouts and to permit the rollover of involuntary cashouts in excess of $1,000 to an individual retirement account; and

     WHEREAS Sections 16.03H and 21.02 of the Plan provide that the Plan may be amended by the Employer, by action of its Board of Directors, or with respect to adminstrative provisions, by action of the Committee; NOW, THEREFORE, the Employer hereby adopts this Amendment Eight as provided below: 1. Effective August 1, 2005, Section 12.01 A.4 is hereby amended by the addition of the following new subparagraph at the end thereof:

f.   Effective August 1, 2005, this Section 12.01 A.4 shall no longer apply.

2. Effective after March 27, 2005, but before August 1, 2005, the first paragraph of Section 12.01 B.1 is hereby amended by inserting "or exceeds $1,000 after March 27, 2005, but before August 1, 2005" before the word "payment" the first time it appears in the second sentence thereof.

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3.   Effective  August 1, 2005,  the first  paragraph  of  Section  12.01 B.1 is hereby amended in its entirety as follows:

     Payment to a terminated Participant shall be made within a reasonable time following the Participant's Termination Date. If the value of a Participant's nonforfeitable Account balance exceeds $5,000, payment shall not be made unless the Participant consents in writing to the payment. For purposes of the preceding sentence, the value of a Participant's nonforfeitable Account balance shall be determined without regard to that portion of the Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of
     the Code. If the Participant fails to consent to the distribution, such failure shall be deemed to be an election to defer distribution. Distribution may commence as of any subsequent date as of which the Participant elects to receive such distribution, subject to Section 12.01
     B.3 below.

4. Effective August 1, 2005, Section 12.07 E is hereby amended by the addition of the following new sentence at the end thereof:

     Effective August 1, 2005, this Section 12.07 E shall no longer apply.

5. Section 12.08 is hereby amended by the addition of the following new paragraph at the end thereof:

     D. This paragraph D shall apply to distributions made on or after August 1, 2005:

          In the event of a mandatory distribution greater than $1,000 in accordance with the provisions of Section 12.01, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with Section 12.01, then the Committee will pay the distribution in a direct rollover to an individual retirement plan designated by the Committee.

          IN WITNESS WHEREOF this Amendment Eight is signed this 22nd day of September, 2005.


                                        //S// EDWARD J. SWEENEY
                                        -----------------------
                                        Edward J. Sweeney
                                        Chairman, Retirement and Savings Program
                                        Administrative Committee
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